UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	☒

Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Banzai International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Banzai International, Inc.

435 Ericksen Ave. NE, Suite 250, Bainbridge Island, Washington 98110

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Banzai International, Inc.:

You are cordially invited to attend a special stockholder meeting of Banzai International, Inc. (the “Company” or “Banzai”) to be held on October 16, 2026, at 10:00 a.m. ET, as a virtual electronic meeting using a Demio video webinar and any adjournment, postponement or other delay thereof (the “Meeting”). The Meeting will be held virtually via the Internet only with no physical in-person meeting excluding the Board of Directors (the “Board”). Technology will be incorporated into the Meeting to increase efficiency and provide for stockholder participation. In addition to on-line attendance, stockholders can hear all portions of the Meeting, submit written questions during the Meeting and listen to live responses to stockholder questions.

To attend the virtual meeting, go to the Demio link below:

https://my.demio.com/ref/bCq5aJ3r1dLGkRqp

After you register with your name and email address, so that we can log attendees, you will be taken into the waiting room until the Meeting begins.

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board for use at the Meeting and at all adjournments and postponements thereof. The Meeting will be held October 16, 2026, at 10:00 a.m. ET, as a virtual electronic meeting using a Demio video webinar, to consider and vote upon the following proposals:

Proposal 1:	To authorize, for purposes of complying with Nasdaq Listing Rule 5635(a), the issuance of shares of the Company’s Class A Common Stock, including upon the exercise of pre-funded warrants, issuable pursuant to that certain Asset Purchase Agreement, dated as of July 2, 2026 (the “APA”), by and among the Company, Banzai CS Acquisition, Inc. and ConnectAndSell, Inc. (“ConnectAndSell”), in an amount equal to or in excess of 20% of all of the Company’s Class A Common Stock and Class B Common Stock outstanding immediately prior to the closing of the transactions contemplated by the APA (the “Asset Purchase Issuance Proposal”).

Proposal 2:	To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to change the Company’s legal name from “Banzai International, Inc.” to “Parabolic Technologies, Inc.” (the “Name Change Proposal”).

Proposal 3:	To approve an amendment to the Banzai International, Inc. 2023 Equity Incentive Plan (the “2023 Plan”) to (i) increase the number of shares of Common Stock reserved for issuance thereunder by 787,425 shares, (ii) increase the evergreen provision from 5% per year to 7.5% per year for the remaining term of the 2023 Plan, and (iii) remove the cap on the maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options, (together, the “EIP Proposal”).

Proposal 4:	To authorize the Board of Directors, in its discretion, to effect one or more reverse stock splits of the Company’s issued and outstanding Class A Common Stock and Class B Common Stock at an aggregate ratio of not less than 1-for-5 and not greater than 1-for-1,000, with the exact number, timing and ratio of any such reverse stock split(s) to be determined by the Board of Directors, and to approve one or more amendments to the Company’s Second Amended and Restated Certificate of Incorporation to effect such reverse stock split(s), at any time prior to the second anniversary of the Meeting, subject to the authority of the Board of Directors to abandon any such amendment if deemed advisable (the “Reverse Split Proposal”)

Proposal 5:	To approve the adjournment of the special meeting if necessary to solicit additional proxies if there is not a quorum or there are not sufficient votes to approve any of the foregoing proposals or any adjournment or postponement thereof (the “Adjournment Proposal”).

We have fully set forth the proposals and information relevant thereto in the accompanying Proxy Statement, which you are urged to read carefully and in its entirety. For the reasons set forth in the Proxy Statement, our BOARD RECOMMENDS A VOTE “FOR” ALL OF THE PROPOSALS. Action may be taken on any one or more of the foregoing proposals at the Meeting on the date specified above or at any adjournment or postponement thereof. We do not expect any matters other than those described in the accompanying Proxy Statement to be presented for action at the Meeting.

Holders of record of our Class A Common Stock, par value $0.0001 per share, and Class B Common Stock, $0.0001 par value per share (collectively, the “Common Stock”), at the close of business on September 28, 2026 (the “Record Date”) will be entitled to notice of, and to vote at, this Meeting and any adjournment or postponement thereof. Each share of Class A Common Stock entitles the holder thereof to one vote and each share of Class B Common Stock entitles the holder thereof to ten votes.

Your vote is important, regardless of the number of shares you own. Due to the virtual nature of the Meeting, you are urged to vote in favor of the proposals by so indicating on the enclosed Proxy and by signing and returning the enclosed Proxy as promptly as possible, before 11:59 p.m. ET on October 15, 2026, whether or not you plan to attend the Meeting virtually. The enclosed Proxy is solicited by the Board. Any stockholder giving a Proxy may revoke it prior to the time it is voted by notifying the Secretary, in writing, to that effect, by filing with him/her a later dated Proxy. You will not be able to vote at the Meeting; therefore, it is strongly recommended that you complete the enclosed proxy card before 11:59 p.m. ET on October 15, 2026, to ensure that your shares will be represented at this Meeting.

A complete list of stockholders of record entitled to vote at this Meeting will be available ten days before this Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose relevant to this Meeting.

Whether or not you plan to attend the Meeting, we urge you to read this notice carefully and to vote your shares. Your vote is very important. If you are a registered stockholder, please vote your shares as soon as possible by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker, or other nominee, you will need to follow the instructions provided to you by your bank, broker, or other nominee to ensure that your shares are represented and voted at the Meeting and at any adjournment or postponement thereof. If you sign, date, and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR the Asset Purchase Issuance Proposal, the Name Change Proposal, the EIP Proposal, the Reverse Split Proposal, and the Adjournment Proposal being considered at the Meeting and at any adjournment or postponement thereof. If there are insufficient votes for a quorum or to approve the proposals at the time of the Meeting, the Meeting may be adjourned.

I want to thank all of our stockholders as we look forward to what we believe will be an exciting future for our business.

We strongly encourage you to vote by proxy as described in the Proxy Statement so that your vote can be counted.

This notice and the enclosed Proxy Statement are first being mailed to stockholders on or about September 29, 2026.

You are urged to review carefully the information contained in the enclosed Proxy Statement prior to deciding how to vote your shares.

By Order of the Board,

/s/ Joseph Davy
Joseph Davy
Chief Executive Officer
September 29, 2026

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” EACH OF THE PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials
for the Meeting to Be Held at 10:00 a.m. ET, on
October 16, 2026

The Notice of the Meeting and Proxy Statement are available at www.proxyvote.com.

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Banzai International, Inc.
PROXY STATEMENT

2026 SPECIAL MEETING OF STOCKHOLDERS
to be held on October 16, 2026, at 10:00 a.m. ET

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

This notice provides some details about the proposals on which our Board would like you, as a stockholder, to vote at the Meeting, which will take place on October 16, 2026, at 10:00 a.m. ET via the Demio link below, and at any adjournment or postponement thereof. The Company has decided to hold the Meeting as a virtual electronic meeting using Demio video webinar. The Meeting will be held virtually via the Internet with no physical in-person meeting except the Board. In addition to on-line attendance, stockholders can hear all portions of the Meeting, submit written questions during the Meeting and listen to live responses to stockholder questions.

To attend the virtual Meeting via Demio, go to the link below:

https://my.demio.com/ref/bCq5aJ3r1dLGkRqp

After you register with your name and email address, so that we can log attendees, you will be taken into the waiting room until the Meeting begins.

We recommend you log in at least 15 minutes before the Meeting to ensure you are logged in when the Meeting starts.

Stockholders are being asked to vote on the following proposals:

●	to authorize, for purposes of complying with Nasdaq Listing Rule 5635(a), the issuance of shares of the Company’s Class A Common Stock, including upon the exercise of pre-funded warrants, issuable pursuant to the APA with ConnectAndSell, in an amount equal to or in excess of 20% of all of the Company’s Class A Common Stock and Class B Common Stock outstanding immediately prior to the closing of the transactions contemplated by the APA;

●	to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to change the Company’s legal name from “Banzai International, Inc.” to “Parabolic Technologies, Inc.”;

●	to approve an amendment to the 2023 Plan to (i) increase the number of shares of Common Stock reserved for issuance thereunder by 787,425 shares, (ii) increase the evergreen provision from 5% per year to 7.5% per year for the remaining term of the 2023 Plan, and (iii) remove the cap on the maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options;

●	to authorize the Board of Directors, in its discretion, to effect one or more reverse stock splits of the Company’s issued and outstanding Class A Common Stock and Class B Common Stock at an aggregate ratio of not less than 1-for-5 and not greater than 1-for-1,000, with the exact number, timing and ratio of any such reverse stock split(s) to be determined by the Board of Directors, and to approve one or more amendments to the Company’s Second Amended and Restated Certificate of Incorporation to effect such reverse stock split(s), at any time prior to the second anniversary of the Meeting, subject to the authority of the Board of Directors to abandon any such amendment if deemed advisable;

●	to approve the adjournment of the special meeting if necessary to solicit additional proxies if there are not sufficient votes to approve the proposals or any adjournment or postponement thereof.

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This Proxy Statement also gives you information on the proposal so that you can make an informed decision. You should read it carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this Proxy Statement.

In this Proxy Statement, we refer to Banzai International, Inc. as the “Company”, “we”, “us” or “our.”

Record Date and Voting Power

Our Board fixed the closure of business on September 28, 2026 as the Record Date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at this Meeting.

As of the Record Date, there were 4,359,146 shares of Class A Common Stock and 149,821 shares of Class B Common Stock outstanding. Each share of Class A Common Stock entitles the holder thereof to one vote. Each share of Class B Common Stock entitles the holder thereof to ten votes on the applicable proposals.

Quorum and Adjournment

A quorum of stockholders is necessary to hold a valid meeting. The presence by remote communication or by proxy of the holders of 33 and 1/3 percent of the voting power of the then-outstanding shares of capital stock entitled to vote constitutes a quorum. Abstentions and broker non-votes (i.e. shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting and at any adjournment or postponement thereof.

Abstentions and broker non-votes will have no direct effect on the outcome of the proposals.

If a quorum is not present at the Meeting, the Chairman of the Meeting has authority under the Company’s Bylaws to adjourn the Meeting; the vote of a majority of the voting power of shares present in person, by remote communication, if applicable, or represented by proxy at the Meeting, though less than a quorum may also adjourn the Meeting under the Bylaws. Abstentions and “broker non-votes” will not be counted as votes cast on such adjournment and will have no effect on the adjournment vote.

What stockholder vote is required for the approval of each proposal at the Meeting?

The following are the vote requirements for the approval of the proposals at the Meeting and at any adjournment or postponement thereof:

●	Asset Purchase Issuance Proposal: Assuming that a quorum is present, the affirmative vote of the majority of the voting power of the stock present by remote communication or represented by proxy at the Meeting (and at any adjournment or postponement thereof) and entitled to vote generally on the subject matter (other than the shares held by ConnectAndSell) shall be the act of the stockholders.

●	Name Change Proposal: Assuming that a quorum is present, the affirmative vote of the majority of the voting power of the stock present by remote communication or represented by proxy at the Meeting (and at any adjournment or postponement thereof) and entitled to vote generally on the subject matter shall be the act of the stockholders.

●	EIP Proposal: Assuming that a quorum is present, the affirmative vote of the majority of the voting power of the stock present by remote communication or represented by proxy at the Meeting (and at any adjournment or postponement thereof) and entitled to vote generally on the subject matter shall be the act of the stockholders.

●	Reverse Stock Split Proposal: Assuming that a quorum is present, the affirmative vote of the majority of the voting power of the stock present by remote communication or represented by proxy at the Meeting (and at any adjournment or postponement thereof) and entitled to vote generally on the subject matter shall be the act of the stockholders.

●	Adjournment Proposal: The affirmative vote of a majority of the voting power of shares present by remote communication or represented by proxy at the Meeting (and at any adjournment or postponement thereof), though less than a quorum is required.

A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to an adjournment of the Meeting if there are sufficient votes for approval of such proposal(s); any such vote will be final, even if the Meeting is adjourned.

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How does the Board recommend that I vote?

Our Board unanimously recommends that stockholders vote “FOR” each of the proposals.

What is the proxy card?

The card enables you to appoint Joseph Davy as your representative at this Meeting. By completing and returning the proxy card, you are authorizing him to vote your shares at this Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend this Meeting. Even if you plan to attend this Meeting, it is strongly recommended to complete and return your proxy card before 11:59 p.m. ET on October 15, 2026, in case your plans change. If a proposal comes up for vote at this Meeting that is not on the proxy card, the proxies will vote your shares according to their best judgment.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Certain of our stockholders hold their shares in an account at a brokerage firm, bank, or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record/Registered Stockholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a “stockholder of record”, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us. Whether or not you plan to attend the Meeting, please complete, date, and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting virtually. However, since you are not the stockholder of record, you may not vote these shares directly unless you receive a valid proxy from your brokerage firm, bank, or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank, or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this Proxy Statement.

How do I vote?

If you were a stockholder of record of the common stock on the Record Date, you may vote in any of the methods described below. Each share of Class A Common Stock entitles the holder thereof to one vote on the applicable proposals. Each share of Class B Common Stock entitles the holder thereof to ten votes on the applicable proposals.

You may vote in one of three ways:

●	Over the Internet

If your shares are registered in your name: Vote your shares over the Internet by accessing the proxy online voting website at: www.proxyvote.com and following the on-screen instructions. You will need the control numbers that appear on your proxy card when you access the web page.

If your shares are held in the name of a broker, bank, or other nominee: Vote your shares over the Internet by following the voting instructions that you receive from such broker, bank, or other nominee.

●	By Telephone

If your shares are registered in your name: Vote your shares over the telephone by accessing the telephone voting system toll-free at 1-800-690-6903 in the United States and from foreign countries using any touch-tone telephone and following the telephone voting instructions. The telephone instructions will lead you through the voting process. You will need the Company number, account and control numbers that appear on your proxy card.

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●	By Mail

Vote by signing and dating the proxy card(s) and returning the card(s) in the prepaid envelope.

If we receive your proxy card prior to this Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

i.	as you instruct; and

ii.	according to the best judgment of the appointed Proxy if a proposal comes up for a vote at this Meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

●	FOR the Asset Purchase Issuance Proposal;

●	FOR the Name Change Proposal;

●	FOR the EIP Proposal;

●	FOR the Reverse Split Proposal; and

●	FOR the Adjournment Proposal.

According to the best judgment of Mr. Davy if a proposal comes up for a vote at the Meeting (or at any adjournment or postponement thereof) that is not on the proxy card.

If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this Proxy Statement, please complete, and sign your proxy card. Then return the proxy card in the pre-addressed, postage-paid envelope provided herewith as soon as possible, but prior to 11:59 p.m. ET on October 15, 2026, so your shares may be represented at the Meeting. There will not be any voting at the Meeting.

May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at this Meeting. You may do this by:

●	sending a written notice to the Secretary of the Company at the Company’s executive offices stating that you would like to revoke your proxy of a particular date; or

●	signing another proxy card with a later date and returning it to the Secretary before the polls close at this Meeting.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the stockholder desires to vote on a proposal will be voted in favor of each proposal presented to the stockholders.

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Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of this Meeting?

We will announce voting results at this Meeting and also file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) reporting the voting results.

Where Can I Get a Copy of the Proxy Materials?

Copies of the proxy card, the Notice and this Proxy Statement are available on our Company’s website at https://ir.banzai.io/. The contents of that website are not a part of this Proxy Statement. If you want to receive a paper or email copy you must request one. There is no charge to you for requesting a copy. Please make your request for a copy by contacting Joseph Davy by sending a letter to the offices of the Company at 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110.

Proxy Solicitation Costs

The cost of preparing, assembling, printing, and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to this Meeting, will be borne by the Company. If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors, and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Under Delaware law, the Company’s stockholders are not entitled to appraisal rights in connection with any of the proposals to be acted upon at the Meeting.

Principal Offices

The principal executive offices of our Company are located at 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110. The Company’s telephone number at such address is 206-414-1777.

Who can help answer my questions?

You can contact Joseph Davy or send a letter to the offices of the Company at 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110 with any questions about proposals described in this Proxy Statement or how to execute your vote.

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PROPOSAL NO. 1 — ASSET PURCHASE ISSUANCE PROPOSAL

Purpose

The purpose of the Asset Purchase Issuance Proposal is to authorize the potential issuance of shares of the Company’s Class A Common Stock in connection with the ConnectAndSell asset purchase, to the extent stockholder approval is required under the Nasdaq Listing Rules, including Nasdaq Listing Rule 5635(a).

Background

On July 2, 2026, the Company entered into the APA with ConnectAndSell and Banzai CS Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Acquisition Sub”), pursuant to which the Company agreed to purchase (and to direct the transfer of title to Acquisition Sub) substantially all of the assets of ConnectAndSell (the “Purchased Assets”), and Acquisition Sub agreed to assume certain specified liabilities of ConnectAndSell (the “Assumed Liabilities”), on the terms and subject to the conditions set forth in the APA (the “Transaction”). The closing of the Transaction (the “Closing”) occurred on July 2, 2026 (the “Closing Date”). ConnectAndSell’s business focuses on Software-as-a-Service and AI for sales enablement.

The aggregate consideration for the Purchased Assets (the “Purchase Price”) consists of (i) cash and shares of Class A Common Stock (the “Shares”) (or Pre-Funded Warrants in lieu of Shares) with an aggregate value of $8,450,000 (the “Closing Consideration”), payable at the Closing, comprised of (a) $750,000, payable in cash, (b) $5,900,000, payable in Shares (which equal 9.99% of the number of shares of the Company’s Class A Common Stock outstanding immediately following such issuance), of which shares with an aggregate value of $1,340,000 (based on the Closing VWAP) are to be withheld as security for ConnectAndSell’s indemnification obligations under the APA (the “Holdback Shares”), and/or Pre-Funded Warrants, and (c) a promissory note in the amount of $1,800,000 (the “Employee Indebtedness Note”) bearing interest at a rate of 8% per annum, payable in equal quarterly installments in cash over the twelve (12)-month period following the Closing, provided that if the Company and ConnectAndSell mutually agree, any such quarterly payment may be made in freely trading shares of Common Stock and/or Pre-Funded Warrants, (ii) a first deferred cash payment in the amount of $1,500,000, payable within ten (10) days of the Closing, (iii) a second deferred cash payment in the amount of $3,250,000, payable within three (3) Business Days following the earlier of (x) the date that the SEC declares effective the registration statement covering the securities issued in the Private Placement and (y) December 31, 2026, and (iv) earn-out payments contingent upon the achievement of certain revenue targets following the Closing (the “Earn-Out Consideration”).

All shares of Common Stock issued pursuant to the APA, including any Earn-Out Consideration, are valued based on the volume-weighted average price (“VWAP”) of such shares over the five (5) trading days immediately preceding the applicable issuance date. In addition, if the VWAP of the shares of Common Stock over the five (5) trading days immediately preceding the earlier of (x) the 120th day following the Closing and (y) the effective date of the resale registration statement on Form S-3 is less than the Closing VWAP, the Company will issue to ConnectAndSell additional shares of Common Stock to compensate for such decrease, provided that in no event shall the VWAP used for purposes of this adjustment be less than eighty-five percent (85%) of the Closing VWAP.

The Earn-Out Consideration is based upon targets occurring during the twelve (12)-month period following the Closing as follows: (i) $2,000,000 (the “Base Earn-Out Consideration”), payable in cash or, at the Company’s option, in shares of Common Stock and/or Pre-Funded Warrants, if the average monthly recurring revenue of the Business for the twelve (12) calendar months following the Closing is greater than or equal to ninety-five percent (95%) of the monthly recurring revenue of the Business as of the last day of the calendar month immediately preceding the Closing; and (ii) additional performance earn-out consideration, payable in shares of Common Stock and/or Pre-Funded Warrants, equal to (A) three (3) times the amount by which the Year 1 MRR exceeds the Closing MRR, if such excess is less than or equal to $333,333, or (B) six (6) times such excess, if such excess is greater than $333,333.

Ownership Limitations and Pre-Funded Warrants

Under the APA, the Company may not issue shares of Common Stock to ConnectAndSell to the extent that, after giving effect to such issuance, ConnectAndSell, together with any affiliates thereof, would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately following the Closing (the “Beneficial Ownership Limitation”). In addition, the Company may not issue shares of Common Stock to ConnectAndSell to the extent that the aggregate number of shares so issued would exceed 19.99% of the total number of shares of Common Stock and shares of Class B Common Stock outstanding immediately prior to the Closing (the “Nasdaq Ownership Limitation,” together with the Beneficial Ownership Limitation, the “Ownership Limitations”). To the extent either Ownership Limitation prevents the Company from issuing consideration comprised exclusively of shares of Common Stock, the Company will instead issue (i) the maximum number of shares of Common Stock that may be issued without exceeding either Ownership Limitation, and (ii) Pre-Funded Warrants exercisable for the remaining shares of Common Stock. Each Pre-Funded Warrant is exercisable for one share of Common Stock at an exercise price of $0.0001 per share.

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At the Closing, the Company issued 294,917 Shares (which equal 9.99% of the number of Shares outstanding immediately following such issuance) and a Pre-Funded Warrant to purchase 1,685,175 Shares.

Following the Closing, and until such time as the approval of the Company’s stockholders contemplated by this Proposal No. 1 (the “Stockholders’ Approval”) is obtained, ConnectAndSell, as a holder of shares of Common Stock, is not entitled to vote on certain matters, including the approval of any amendment to the APA or the Pre-Funded Warrants to delete any ownership limitation or to approve matters that would result in ConnectAndSell’s collective beneficial ownership exceeding 19.99% of the total number of shares of Common Stock and shares of Class B Common Stock outstanding immediately prior to the Closing.

We are seeking approval of the Asset Purchase Issuance Proposal because, pursuant to the APA and the Pre-Funded Warrants, the Pre-Funded Warrants may not be fully exercised and additional shares of Common Stock may not be issued in connection with the Earn-Out Consideration, VWAP adjustment and other payments under the APA until we receive the approval of our stockholders to remove the Nasdaq Ownership Limitation.

Effect of Issuance of Securities

The potential issuance of shares of Class A Common Stock upon exercise of the Pre-Funded Warrants and in connection with the Earn-Out Consideration, VWAP adjustment and other payments under the APA would result in an increase in the number of shares of Class A Common Stock outstanding, and our stockholders would incur dilution of their percentage ownership to the extent that ConnectAndSell exercises its Pre-Funded Warrants and receives additional shares. The dilutive effect may be material to our current stockholders.

Proposal to Approve the Share Issuance

Nasdaq Listing Rule 5635(a) requires us to obtain stockholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities, or 20% or more of the voting power outstanding immediately prior to the issuance. In the case of the Transaction, the 20% threshold is determined based on the total shares of our Class A Common Stock and Class B Common Stock outstanding immediately prior to the Closing Date.

Immediately prior to the Closing Date, we had 2,656,723 shares of Class A Common Stock and 33,856 shares of Class B Common Stock outstanding. At the Closing, the Company issued 294,917 Shares and a Pre-Funded Warrant to purchase 1,685,175 Shares. The issuance of 294,917 shares and the potential issuance of 1,685,175 shares of our Class A Common Stock upon exercise of the Pre-Funded Warrants, together with any additional shares issuable in connection with the Earn-Out Consideration, the VWAP adjustment and any other payments under the APA, would exceed 20% of the total shares of Class A Common Stock and Class B Common Stock outstanding prior to giving effect to the Transaction. Therefore, we are seeking stockholder approval under Nasdaq Listing Rule 5635(a) for the potential issuance by us of our Class A Common Stock in excess of 20% of the total shares of Class A Common Stock and Class B Common Stock outstanding immediately prior to the Closing Date.

Potential Consequences if the Asset Purchase Issuance Proposal is Not Approved

If our stockholders do not approve this proposal, we will not be able to issue shares of Class A Common Stock in excess of the Nasdaq Ownership Limitation to ConnectAndSell in connection with the Transaction. As a result, we may be unable to issue sufficient shares upon exercise of the Pre-Funded Warrants or in connection with the Earn-Out Consideration and other payments under the APA. Pursuant to the APA, if the Stockholders’ Approval is not obtained within 120 days following the Closing (or such longer period as mutually agreed by the parties in writing), the Company will be required to pay ConnectAndSell in cash an amount equal to the Closing Non-Cash Consideration within 30 days thereafter, upon which ConnectAndSell will surrender to the Company for cancellation the Pre-Funded Warrants (or portions thereof) corresponding to such cash payment.

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Voting and Support Agreement

On or prior to the date of the APA, Joseph P. Davy, the Company’s Chief Executive Officer and chairman of the Board, executed and delivered a Voting and Support Agreement pursuant to which Mr. Davy agreed to vote all shares of Common Stock and Class B Common Stock beneficially owned by him as of the date of the APA, together with any shares of the Company’s capital stock acquired thereafter, in favor of the issuance of shares of Common Stock underlying the Pre-Funded Warrants, as contemplated by the APA to meet any Nasdaq listing standards. As of the Record Date, Mr. Davy beneficially owned 1,525 shares of Class A Common Stock and 149,821 shares of Class B Common Stock, representing approximately 25.6% of the total voting power of the Company’s outstanding voting securities.

Interests of Certain Persons

When you consider our Board’s recommendation to vote in favor of this proposal, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders.

Further Information

The full terms of the APA and the Pre-Funded Warrants are included in the form of such documents, which were filed as Exhibits 2.1 and 4.1, respectively, to the Company’s Current Report on Form 8-K, filed with the SEC on July 7, 2026, and are incorporated herein by reference. The discussion herein is qualified in its entirety by reference to the filed documents.

Vote Required

The Asset Purchase Issuance Proposal will be approved if a majority of the voting power of the stock present by remote communication or represented by proxy at the Meeting, and entitled to vote, other than ConnectAndSell, vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the Asset Purchase Issuance Proposal as described in this Proposal No. 1.

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PROPOSAL NO. 2 — CORPORATE NAME CHANGE

Overview

The Board of Directors is asking stockholders to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Name Change Amendment”) to change the Company’s legal name from “Banzai International, Inc.” to “Parabolic Technologies, Inc.” (the “Name Change”). The proposed Name Change Amendment would change only the Company’s legal name and would not affect any other provision of the Certificate of Incorporation or the rights of stockholders.

Reasons for the Name Change

The Board believes that the legal entity name change to “Parabolic Technologies, Inc.” is more consistent with the Company’s newly announced brand name “Parabolic.” The Board considered the following factors in recommending the Name Change:

● Business Clarity. The current name, “Banzai International, Inc.,” is associated with the Company’s historical focus and product offerings that were known to investors, partners, and the broader market under the Banzai brand. The new “Parabolic” brand and associated name “Parabolic Technologies, Inc.” is intended to signal the change to investors, partners and the broader market about where the Company believes the future of software is headed.

● Strategic Alignment. The Board believes the new name better positions the Company in the marketplace and supports investor recognition consistent with the Company’s belief that the future of enterprise software will be agentic applications that are net-beneficiaries of AI transformation, and the Company’s plans to focus on building, acquiring, and investing in those and related businesses.

● Brand Scope. “Parabolic Technologies, Inc.” encompasses the full breadth of the Company’s business while remaining concise and accessible to a broad investor audience.

● Creation of a Unified Corporate Identity. The proposed name is intended to establish a corporate identity that is consistent with the Company’s current technology platform, strategic objectives, and long-term vision.

Effect of the Name Change

If approved by stockholders, the Name Change will become effective upon the filing of the Name Change Amendment with the Secretary of State of the State of Delaware, which the Company expects to file promptly following stockholder approval. The Name Change will have no effect on the rights of existing stockholders, the par value or number of authorized shares of Common Stock, or any other provision of the Certificate of Incorporation or Bylaws. Outstanding stock certificates and book-entry positions will continue to be valid and need not be exchanged. The Company has already changed its Nasdaq ticker symbol to “PARA” in anticipation of the Name Change. A copy of the form of Name Change Amendment is attached to this Proxy Statement as Annex C.

Concurrently with or promptly following the effectiveness of the Name Change, the Company anticipates obtaining a new CUSIP number for the Common Stock.

Right to Abandon

The Board may abandon the proposed Name Change at any time prior to the filing of the Name Change Amendment if the Board determines that proceeding with the Name Change is no longer advisable or in the best interests of the Company and its stockholders. Any determination as to the appropriateness of the Name Change will be made solely by the Board and will depend upon numerous factors, including the Company’s business focus, the Company’s future strategy, general name recognition and brand awareness associated with the Company’s current name, and such other factors as the Board may deem relevant.

Vote Required

Approval of the Name Change Proposal requires the affirmative vote of a majority of the voting power of the stock present by remote communication or represented by proxy at the meeting and entitled to vote generally on the subject matter. Abstentions and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the Corporate Name Change described in this Proposal No. 2.

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PROPOSAL NO. 3 — EQUITY INCENTIVE PLAN AMENDMENT PROPOSAL

Description of Existing Plan Terms

The 2023 Plan currently provides for an aggregate share reserve of 96,724 shares of Common Stock. In addition, the 2023 Plan contains an annual “evergreen” provision that generally increases the share reserve on January 1 of each applicable year beginning with the first January 1 following the effective date of the 2023 Plan and ending with the last January 1 during the initial ten-year term of the 2023 Plan by the lesser of (A) five percent (5%) of the total number of shares of Fully Diluted Common Stock outstanding (as that term is defined by the 2023 Plan) on the final day of the immediately preceding calendar year, and (B) such lesser number of shares as determined by the Board. The 2023 Plan also currently provides that the aggregate maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options is 1,073 shares.

On September 25, 2026, our Board approved the following amendments to the 2023 Plan:

(i) the addition of 787,425 shares of Common Stock to the total number of shares of Common Stock reserved for issuance thereunder, increasing the total from 96,724 shares to 846,724 shares;

(ii) an increase in the 2023 Plan’s “evergreen” provision to increase the size of the 2023 Plan each year from five percent (5%) of shares outstanding on the final day of the immediately preceding calendar year to seven point five percent (7.5%), beginning with the January 1, 2027 annual increase; and

(iii) the removal of the cap on the maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options under the 2023 Plan.

Our Board believes that it is important to provide eligible employees and consultants with the opportunity to acquire an ownership interest in the Company and thereby provide such individuals with an additional incentive that is aligned with stockholders’ interests to contribute to our long-term success. Our Board believes the number of shares currently reserved for future issuance under the 2023 Plan is not adequate to create appropriate incentives for both our current employees and for us to hire additional employees or retain consultants as we grow. Moreover, our Board believes that increasing the “evergreen” provision in the 2023 Plan will afford us reasonable increases in the size of the 2023 Plan as our company and need to provide equity incentives to employees and consultants grows. Finally, the Board believes that removing the cap on the maximum number of shares issuable upon exercise of Incentive Stock Options will provide the Company with greater flexibility in structuring equity awards to attract and retain key talent.

The form of the 2023 Plan as amended to reflect the amendments for which we are seeking approval is attached to this Definitive Proxy Statement as Annex D.

Except for the specific amendments described above for which stockholder approval is being sought, the 2023 Plan otherwise remains in force and unmodified.

If the stockholders approve the EIP Proposal, the Company intends to file the full text of the 2023 Plan, as amended, as an exhibit to a Current Report on Form 8-K that discloses the results of the Meeting.

Vote Required

The amendments to our 2023 Plan require the affirmative vote of the holders of a majority of the voting power of the stock present by remote communication or represented by proxy at the meeting and entitled to vote generally on the subject matter. Abstentions and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board

The Board of Directors unanimously recommends that you vote all of your shares “FOR” the Equity Incentive Plan Amendment described in this Proposal No. 3.

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PROPOSAL NO. 4 — AUTHORIZATION OF ONE OR MORE REVERSE STOCK SPLITS

The Board of Directors has adopted a resolution setting forth a proposed authorization for the Board, in its discretion, to effect one or more reverse stock splits of the issued and outstanding shares of Class A Common Stock and Class B Common Stock, having an aggregate ratio of not less than 1-for-5 and not greater than 1-for-1,000 (each, a “Reverse Stock Split”), with the exact number, timing and ratio of any such Reverse Stock Split(s) to be determined by the Board, and to approve one or more amendments to the Company’s Second Amended and Restated Certificate of Incorporation (each, a “Certificate of Amendment”) to effect such Reverse Stock Split(s), at any time prior to the second anniversary of this Meeting. A copy of the form of Certificate of Amendment is set forth in Annex B annexed to this proxy statement. The Board has declared such authorization advisable and is recommending that our stockholders approve this proposal. If approved by our stockholders, this proposal would permit, but not require, the Board to effect one or more Reverse Stock Splits within two years following stockholder approval. The Board would have the authority to determine the exact ratios and timing of any such Reverse Stock Splits and would not be required to seek further stockholder approval. The Board also reserves the right, notwithstanding stockholder approval of this proposal and without further action by the stockholders, to abandon any proposed Reverse Stock Split if, at any time prior to the effectiveness of the applicable Certificate of Amendment, the Board determines that such action is no longer in the best interests of the Company and its stockholders. If the Board does not implement any Reverse Stock Split prior to the second anniversary of this Meeting, the authority granted in this proposal will terminate.

As of the Record Date, there were 4,359,146 shares of Class A Common Stock and 149,821 shares of Class B Common Stock outstanding. The number of issued and outstanding shares of Common Stock following any Reverse Stock Split will depend on the ratio selected by the Board. The Board’s decision as to whether and when to effect any Reverse Stock Split will be based on a number of factors, including market conditions, existing and expected trading prices for our Class A Common Stock, and the continued listing requirements of the Nasdaq Capital Market.

Purpose of the Reverse Stock Split

The Board’s primary objective in seeking this authorization is to maintain flexibility to increase the per-share trading price of our Class A Common Stock if and when the Board determines it is necessary or advisable. If approved by our stockholders, this proposal would permit, but not require, the Board to effect one or more Reverse Stock Splits within two years following stockholder approval of this proposal. In determining whether and when to effect a Reverse Stock Split, and the applicable ratio, the Board may consider such factors as it deems relevant, including the market price of the Company’s Common Stock, the Company’s capital structure, Nasdaq listing requirements, financing opportunities, general market conditions and other factors that the Board believes are relevant to the Company’s business and stockholders.

If the stockholders approve this proposal and the Board determines to implement a Reverse Stock Split, we will file a Certificate of Amendment to amend the existing provision of our Second Amended and Restated Certificate of Incorporation to effect such Reverse Stock Split. The text of the form of proposed amendment is set forth in the Certificate of Amendment annexed to this proxy statement as Annex B. The Board may effect additional Reverse Stock Splits within the two-year authorization period by filing additional Certificates of Amendment, provided the aggregate ratio of all such Reverse Stock Splits does not exceed the maximum ratio approved by stockholders.

Each Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the Reverse Stock Split ratio will be the same for all issued and outstanding shares of Common Stock. Each Reverse Stock Split will affect all Common Stock stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our company, except those stockholders who would have otherwise received fractional shares will receive the number of shares rounded up to the nearest whole number determined in the manner set forth below under the heading “Fractional Shares.” After each Reverse Stock Split, each share of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. No Reverse Stock Split will affect us continuing to be subject to the periodic reporting requirements of the Exchange Act. No Reverse Stock Split is intended to be, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

A Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of the Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares. In addition, we will not issue fractional shares in connection with any Reverse Stock Split, and stockholders who would have otherwise been entitled to receive such fractional shares will receive the number of shares determined in the manner set forth below under the heading “Fractional Shares.”

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Following the effectiveness of any Reverse Stock Split, if approved by the stockholders and implemented by the Company, current stockholders will hold fewer shares of Common Stock.

If the Board decides to implement a Reverse Stock Split, the Company will communicate to the public, prior to the effective time of such Reverse Stock Split, additional details regarding the Reverse Stock Split, including the applicable ratio. By voting in favor of this proposal, you are also expressly authorizing the Board to determine not to proceed with, and to defer or to abandon, any Reverse Stock Split, in the Board of Directors’ sole discretion, and to effect one or more Reverse Stock Splits at any time within two years of the date of the Meeting without seeking further stockholder approval. In determining whether to implement a Reverse Stock Split following receipt of stockholder approval, the Board may consider, among other things, various factors, such as:

● our ability to maintain our listing on the Nasdaq Capital Market;

● the historical trading price and trading volume of our Class A Common Stock;

● the then-prevailing trading price and trading volume of our Class A Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Class A Common Stock in the short and long term.

Reasons for the Reverse Stock Split(s)

To increase the per share price of our Class A Common Stock. As discussed above, the primary objective for seeking authorization to effect one or more Reverse Stock Splits would be to increase the per share price of our Class A Common Stock and maintain compliance with the Nasdaq Minimum Bid Price Requirement. Our Board believes that, should the appropriate circumstances arise, effecting a Reverse Stock Split could, among other things, help us to appeal to a broader range of investors, generate greater investor interest in the Company, and improve the perception of our Class A Common Stock as an investment security. The two-year authorization period provides the Board with the flexibility to respond to changing market conditions and implement one or more Reverse Stock Splits at the times and ratios that the Board determines to be most advantageous to the Company and its stockholders.

To potentially improve the liquidity of our Class A Common Stock. A Reverse Stock Split could allow a broader range of institutions to invest in our Class A Common Stock (namely, funds that are prohibited from buying stocks whose price is below certain thresholds), potentially increasing trading volume and liquidity of our Class A Common Stock and potentially decreasing the volatility of our Class A Common Stock if institutions become long-term holders of our Class A Common Stock. A Reverse Stock Split could help increase analyst and broker interest in our Class A Common Stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of Class A Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. Some investors, however, may view a Reverse Stock Split negatively since it reduces the number of shares of Class A Common Stock available in the public market.

Certain Risks Associated with the Reverse Stock Split(s)

The Reverse Stock Split(s) may not increase the price of our Class A Common Stock.

Although the Board expects that a Reverse Stock Split will result in an increase in the price of our Class A Common Stock, the effect of any Reverse Stock Split cannot be predicted with certainty. Other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the stock price. As a result, there can be no assurance that any Reverse Stock Split, if completed, will result in any of the intended benefits described above, that the stock price will increase as a result of or following such Reverse Stock Split (or will increase in the same proportion as the applicable reverse stock split ratio) or that the stock price will not decrease in the future.

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Moreover, a decline in the market price of our Class A Common Stock after a Reverse Stock Split may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split. The market price of our Class A Common Stock is based on our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.

If a Reverse Stock Split is implemented, the resulting per-share price may not attract institutional investors, investment funds or brokers and may not satisfy the investing guidelines of these investors or brokers, and consequently, the trading liquidity of our Class A Common Stock may not improve.

While we believe that a higher share price may help generate investor and broker interest in the Common Stock, a Reverse Stock Split may not result in a share price that will attract institutional investors or investment funds or satisfy the investing guidelines of institutional investors, investment funds or brokers. For example, some investors, analysts and other stock market participants have a negative perception of reverse stock splits due to: (1) the fact that the share price of some companies that have effected reverse stock splits has subsequently declined in share price and corresponding market capitalization, (2) the potential that the reduction in shares outstanding could adversely impact the liquidity of our Common Stock; and (3) the costs associated with implementing a reverse stock split.

A Reverse Stock Split may leave certain stockholders with “odd lots.”

A Reverse Stock Split may result in some stockholders owning “odd lots” of fewer than 100 shares. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

A Reverse Stock Split May Decrease the Liquidity of Class A Common Stock.

The Board believes that a Reverse Stock Split may result in an increase in the market price of our Class A Common Stock, which could lead to increased interest in our Class A Common Stock and possibly promote greater liquidity for our stockholders. However, a Reverse Stock Split will also reduce the total number of outstanding shares of Class A Common Stock (and outstanding shares of Class B Common Stock), which may lead to reduced trading and a smaller number of market makers for our Class A Common Stock.

A Reverse Stock Split May Lead to a Decrease in the Overall Market Capitalization of the Company.

A Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Class A Common Stock does not increase in proportion to the applicable Reverse Stock Split ratio, then our value, as measured by our market capitalization, will be reduced.

Our directors and executive officers have no substantial interest, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their ownership in shares of our Common Stock and securities convertible or exercisable for Common Stock.

Procedures for Effecting Reverse Stock Split(s)

If our stockholders approve this proposal, the Board will have discretion to determine whether and when to effect one or more Reverse Stock Splits on or prior to October 16, 2028, the second anniversary of this Meeting. If implemented by the Board, each Reverse Stock Split would become effective upon filing the applicable Certificate of Amendment with Delaware’s Secretary of State. The actual timing of the effective date of each Reverse Stock Split will be determined by the Board at such time as the Board believes it to be most advantageous to us and our stockholders.

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Principal Effects of Reverse Stock Split(s)

On the effective date of a Reverse Stock Split, each such number of shares of our Common Stock issued and outstanding immediately prior to the Reverse Stock Split on the effective date (the “Old Shares”) will automatically and without any action on the part of the stockholders be converted into one share of our Common Stock (the “New Shares”). The applicable ratio for each Reverse Stock Split will be determined by the Board at the time of implementation.

The following table contains approximate number of issued and outstanding shares of Banzai’s common stock immediately following a reverse stock split at the low, mid and high range of the potential reverse stock split ratios, without giving effect to any adjustments for fractional shares, assuming we implemented the Reverse Stock Split as of the Record Date; ultimate amounts are subject to change based on the final split ratio and number of shares outstanding on such date.

	Shares Outstanding
	Record Date	Ratio of 1:5	Ratio of 1:500	Ratio of 1:1,000 (the maximum ratio allowed)
Class A Common Stock	4,359,146	871,830	8,719	4,360
Class B Common Stock	149,821	29,965	300	150

Each Reverse Stock Split will be effected simultaneously for all of our outstanding shares of Common Stock and the exchange ratio will be the same for all of our outstanding shares of Common Stock. Each Reverse Stock Split will affect all of our Common Stock stockholders uniformly and will not affect any stockholder’s percentage of ownership interests in the Company, except to the extent that such Reverse Stock Split results in any of our stockholders owning a fractional share. Common Stock issued pursuant to any Reverse Stock Split will remain fully paid and non-assessable.

Fractional Shares. No scrip or fractional shares will be issued in connection with any Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the applicable reverse stock split ratio, will be entitled to a number of shares of New Shares rounded up to the nearest whole number. The ownership of a fractional interest will not give the stockholder any voting, dividend, or other rights except to have his or her fractional interest rounded up to the nearest whole number when the New Shares are issued.

Authorized Shares. The Company is presently authorized under its Certificate of Incorporation to issue 350,000,000 shares, consisting of (i) 250,000,000 shares of Class A Common Stock, (ii) 25,000,000 shares of Class B Common Stock, and (iii) 75,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”). No Reverse Stock Split will have any effect on the Company’s authorized capital or number of shares that will be available for issuance after a Reverse Stock Split. The issuance in the future of additional shares of our Class A Common Stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights of the currently outstanding shares of our Common Stock. Authorized but unissued shares will be available for issuance, and we may issue such shares in future financings or otherwise. If we issue additional shares, the ownership interest of holders of our Common Stock would be diluted. Also, the issued shares may have rights, preferences, or privileges senior to those of our Common Stock.

Outstanding Derivative Securities. Each Reverse Stock Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the exercise, vesting or conversion of outstanding derivative securities issued by us, in accordance with the applicable split ratio (all figures below are as of the Record Date and are on a pre-Reverse Stock Split basis). The number of shares set forth below includes all shares of common stock issuable upon the exercise of outstanding stock options, the conversion or exercise of convertible securities, including those related to restricted stock units or other equity awards that are scheduled to vest within the next 60 days, including:

■	1,150 shares issuable upon exercise of outstanding Public Warrants with an exercise price of $115,000.00;

■	83 shares issuable upon exercise of the warrant issued on December 14, 2023 (the “GEM Warrant”), to GEM Global Yield LLC SCS and GEM Yield Bahamas Limited (collectively, “GEM”), with an exercise price of $68,145.00 per share, which will be adjusted downward to 105% of the per share consideration received in this offering pursuant to anti-dilution price protections contained within those warrants;

■	289 shares issuable within 60 days from the Record Date upon exercise of outstanding stock options with a weighted average exercise price of $9,152.70 granted through September 25, 2026;

■	55,506 shares issuable within 60 days from the Record Date upon vesting of outstanding restricted stock units granted through September 25, 2026;

■	33.856 shares issuable upon conversion of outstanding shares of Class B common stock;

■	1,389 shares issuable upon exercise of outstanding common stock purchase warrants with an exercise price of $1,800.00 that were issued May 2024 pursuant to a “best efforts” offering of our Class A common stock (“Best Efforts Offering”);

■	83 shares issuable upon exercise of warrants issued to the placement agent of the Best Efforts Offering with an exercise price of $2,000.00 per share;

■	2,828 shares are issuable upon exercise of the CP BF common stock warrant with an exercise price of $50.00 per share;

■	6,657 shares are issuable upon exercise of the Alco common stock warrant with an exercise price of $804.00 per share;

■	5,882 shares issuable upon exercise of outstanding Class A common stock purchase warrants that were issued on November 6, 2024, with an exercise price of $500.00;

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■	5,882 shares issuable upon exercise of outstanding Class B common stock purchase warrants that were issued on November 6, 2024, with an exercise price of $500.00;

■	441 shares issuable upon exercise of warrants issued to the placement agent pursuant to the “PIPE” that closed in June 2025, with an exercise price of $1,062.50;

■	355,844 shares issuable upon exercise of common stock purchase of 3i, LP warrants issued on June 30, 2025, with an exercise price of $1.245 as per exercise price adjustment and reset as of August 14, 2026;

■	140,556 shares issuable upon exercise of warrants issued to the financial advisor of the transaction that closed on June 30, 2025, with an exercise price of $1.245 as per exercise price adjustment and reset as of August 14, 2026;

■	353,416 shares issuable upon exercise of common stock purchase of 3i, LP warrants issued on August 19, 2025, with an exercise price of $1.245 as per exercise price adjustment and reset as of August 14, 2026;

■	140,520 shares issuable upon exercise of warrants issued to the financial advisor of 3i, LP of the transaction that closed on August 19, 2025, with an exercise price of $1.245 as per exercise price adjustment and reset as of August 14, 2026;

■	401,609 shares issuable upon exercise of common stock purchase of 3i, LP warrants issued on October 8, 2025, with an exercise price of 1.245 as per exercise price adjustment and reset as of August 14, 2026;

■	159,986 shares issuable upon exercise of warrants issued to the financial advisor of 3i, LP of the transaction that closed on October 8, 2025, with an exercise price of $1.245 as per exercise price adjustment and reset as of August 14, 2026;

■	374,835 shares issuable upon exercise of common stock purchase of 3i, LP warrants issued on February 13, 2026, with an exercise price of $1.245 as per exercise price adjustment and reset as of August 14, 2026;

■	149,353 shares issuable upon exercise of warrants issued to the financial advisor of 3i, LP of the transaction that closed on February 13, 2026 with an exercise price of $1.245 as per exercise price adjustment and reset as of August 14, 2026.

■	177,158 shares issuable upon exercise of common stock purchase of 3i, LP warrants issued on August 12, 2026, with an exercise price of $1.245 as per exercise price adjustment and reset as of August 14, 2026;

■	70,281 shares issuable upon exercise of warrants issued to the financial advisor of 3i, LP of the transaction that closed on August 12, 2026 with an exercise price of $1.245 as per exercise price adjustment and reset as of August 14, 2026.

■	779,221 shares issuable upon exercise of warrants issued to Evergreen Capital Management LLC pursuant to the private financing that closed on September 4, 2026, with an exercise price of $2.75;

The adjustments to the above securities, as required by each Reverse Stock Split and in accordance with the applicable split ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise or conversion, immediately following each Reverse Stock Split as was the case immediately preceding such Reverse Stock Split.

Accounting Matters. No Reverse Stock Split will affect the par value of our Common Stock. As a result, on the effective date of each Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced in proportion to the applicable Reverse Stock Split ratio and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will also be increased because there will be fewer shares of our Common Stock outstanding.

Potential Anti-Takeover Effect. Although the issuance of additional shares of Common Stock could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Stock Split authorization was not proposed in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions having an anti-takeover effect to our Board of Directors and stockholders. Notwithstanding any decrease in the number of outstanding shares of Common Stock following the implementation of one or more Reverse Stock Splits, the Board does not intend for any such transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act, and the implementation of any Reverse Stock Split will not cause the Company to go private. Other than this proposal, our Board of Directors does not currently contemplate recommending the adoption of any other corporate action that could be construed to affect the ability of third parties to take over or change control of the Company.

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The number of shares held by each individual stockholder will be reduced if a Reverse Stock Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, a Reverse Stock Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their shares.

The Company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split(s) will not affect the registration of the Common Stock under the Exchange Act. If a Reverse Stock Split is implemented, our Class A Common Stock will continue to be reported on The Nasdaq Capital Market under the ticker symbol “PARA,” subject to compliance with applicable listing standards. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Book Entry Shares. If a Reverse Stock Split is effected, stockholders, either as direct or beneficial owners, will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to such Reverse Stock Split. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding Common Stock in street name. However, these banks, brokers, custodians, or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. If a stockholder holds shares of Common Stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee. We do not issue physical certificates to stockholders.

No Appraisal Rights. Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ rights or appraisal rights with respect to any Reverse Stock Split described in the Reverse Split Proposal, and we will not independently provide our stockholders with any such rights.

Procedure for Effecting a Reverse Stock Split

Each Reverse Stock Split will be accomplished by amending the Company’s Certificate of Incorporation by filing a Certificate of Amendment with the Secretary of State of the State of Delaware to include a paragraph in substantially the same form as follows:

“As of [  ], (the “Effective Time”), each [  ] shares of Class A Common Stock and each [  ] shares of Class B Common Stock issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Class A Common Stock or one (1) share of Class B Common Stock, respectively (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. All shares of Class A Common Stock and Class B Common Stock (including fractions thereof) are issuable upon the Reverse Stock Split to a given holder shall be aggregated for purposes of determining whether the Reverse Stock Split would result in the issuance of a fractional share. If, after the aforementioned aggregation, the Reverse Stock Split would result in the issuance of a fraction of a share of Class A Common Stock or Class B Common Stock, the Corporation shall, in lieu of issuing any such fractional share, round up to the nearest whole number of shares in order to bring the number of shares held by such holder up to the next whole number of shares. No certificates representing fractional shares of Class A Common Stock or Class B Common Stock shall be issued in connection with the Reverse Stock Split. Each book entry that immediately prior to the Effective Time represented shares of Class A Common Stock or Class B Common Stock (“Old Certificates”) shall thereafter represent the number of shares of Class A Common Stock or Class B Common Stock, respectively into which the shares of Class A Common Stock or Class B Common Stock, respectively represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

A copy of the form of Certificate of Amendment to the Certificate of Incorporation of the Company is attached hereto as Annex B.

Each Reverse Stock Split will become effective at such future date as determined by the Board of Directors, as evidenced by the filing of the applicable Certificate of Amendment with the Secretary of State of the State of Delaware (the “Effective Time”), but in no event later than October 16, 2028. Beginning at the Effective Time, each book entry representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

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As soon as practicable after each Effective Time, stockholders will be notified that a Reverse Stock Split has been effected. Since all shares of Common Stock are held in book entry, once the Reverse Stock Split is effective, our transfer agent will process the exchange automatically and book entry statements will be mailed to Common Stock stockholders showing the new amount of shares of Common Stock they own.

After the effective date of each Reverse Stock Split, the CUSIP number for our Common Stock may change.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split(s)

The following is a discussion of certain material U.S. federal income tax consequences of a Reverse Stock Split that are applicable to U.S. holders (as defined below) of the Company’s Common Stock, but does not purport to be a complete analysis of all potential tax effects. Because the Board has not determined whether it will implement a Reverse Stock Split, nor selected any applicable ratio, the discussion below is necessarily general in nature. This summary is based upon current provisions of the Internal Revenue Code (the “Code”), existing treasury regulations, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”), all in effect as of the date hereof and all of which are subject to differing interpretations or change. Any such change or differing interpretation, which may be retroactive, could alter the tax consequences to the Company’s stockholders as described in this summary.

This discussion does not address all U.S. federal income tax consequences relevant to the Company’s stockholder. In addition, it does not address consequences relevant to the Company’s stockholders that are subject to particular U.S. or non-U.S. tax rules, including, without limitation to the Company’s stockholders that are:

● persons who do not hold their Common Stock as a “capital asset” within the meaning of Section 1221 of the Code;

● brokers, dealers or traders in securities; banks; insurance companies; other financial institutions; mutual funds;

● real estate investment trusts; regulated investment companies; tax-exempt organizations or governmental organizations;

● pass-through entities such as partnerships, S corporations, disregarded entities for federal income tax purposes and limited liability companies (and investors therein);

● persons who are not U.S. holders (as defined below);

● stockholders who are subject to the alternative minimum tax provisions of the Code;

● persons who hold their shares as part of a hedge, wash sale, synthetic security, conversion transaction, or other integrated transaction;

● persons that have a functional currency other than the U.S. dollar; traders in securities who elect to apply a mark-to-market method of accounting;

● persons who hold shares of the Company’s Common Stock that may constitute “qualified small business stock” under Section 1202 of the Code or as “Section 1244 stock” for purposes of Section 1244 of the Code;

● persons who elect to apply the provisions of Section 1400Z-2 to any gains realized in the Reverse Split;

● persons who acquired their shares of the Company’s Common Stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code;

● persons subject to special tax accounting rules as a result of any item of gross income with respect to the Company’s Common Stock being taken into account in an “applicable financial statement” (as defined in the Code);

● persons deemed to sell the Company’s Common Stock under the constructive sale provisions of the Code;

● persons who acquired their shares of stock pursuant to the exercise of options or otherwise as compensation or through a tax-qualified retirement plan or through the exercise of a warrant or conversion rights under convertible instruments; and

● certain expatriates or former citizens or long-term residents of the United States.

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The Company’s stockholders subject to particular U.S. or non-U.S. tax rules that are described in this paragraph are urged to consult their own tax advisors regarding the consequences to them of the Reverse Split.

If an entity that is treated as a partnership for U.S. federal income tax purposes holds the Company’s Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partnership or a partner of a partnership holding the Company’s capital stock or any other person not addressed by this discussion, you should consult your tax advisors regarding the tax consequences of the Reverse Split.

In addition, the following discussion does not address: (a) the tax consequences of transactions effectuated before, after or at the same time as the Reverse Split, whether or not they are in connection with the Reverse Split; (b) any U.S. federal non-income tax consequences of the Reverse Split, including estate, gift or other tax consequences; (c) any state, local or non-U.S. tax consequences of the Reverse Split; or (d) the Medicare contribution tax on net investment income. No ruling from the IRS or opinion of counsel, has been or will be requested in connection with the Reverse Split. The Company’s stockholders should be aware that the IRS could adopt a position which could be sustained by a court contrary to that set forth in this discussion.

Definition of “U.S. Holder”

For purposes of this discussion, a “U.S. holder” is a beneficial owner of the Company’s Common Stock that is, for U.S. federal income tax purposes:

● an individual who is a citizen or resident of the United States;

● a corporation or any other entity taxable as a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

● a trust if either (i) a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) are authorized or have the authority to control all substantial decisions of such trust, or (ii) the trust was in existence on August 20, 1996 and has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes; or

● an estate, the income of which is subject to U.S. federal income tax regardless of its source.

Tax Consequences of a Reverse Stock Split

A Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes within the meaning of Section 368(a) of the Code. As a result, a U.S. holder generally should not recognize gain or loss upon a Reverse Stock Split, except with respect to cash received in lieu of a fractional share of the Company’s Common Stock (which fractional share will be treated as received and then exchanged for such cash). A U.S. holder’s aggregate tax basis in the shares of the Company’s Common Stock received pursuant to a Reverse Stock Split should equal the aggregate tax basis of the shares of the Company’s Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of the Company’s Common Stock), and such U.S. holder’s holding period in the shares of the Company’s Common Stock received should include the holding period in the shares of the Company’s Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of the Company’s Common Stock surrendered to the shares of the Company’s Common Stock received in a recapitalization pursuant to a Reverse Stock Split. U.S. holders of shares of the Company’s Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

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A U.S. holder that receives cash in lieu of a fractional share of the Common Stock pursuant to the Reverse Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of the Common Stock surrendered that is allocated to such fractional share of the Common Stock. Any such gain or loss generally will be long-term capital gain or loss if, as of the effective time of the Reverse Split, the U.S. holder’s holding period for such fractional share exceeds one year. Long-term capital gains of certain non-corporate taxpayers, including individuals, are generally taxed at preferential rates. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding

Payments of cash made in lieu of a fractional share of the Company’s Common Stock may, under certain circumstances, be subject to information reporting and backup withholding. Backup withholding will not apply, however, to a U.S. holder who (i) furnishes a correct taxpayer identification number and certifies the holder is not subject to backup withholding on IRS Form W-9 or a substantially similar form, or (ii) certifies the holder is otherwise exempt from backup withholding. If a U.S. holder does not provide a correct taxpayer identification number on IRS Form W-9 or other proper certification, the stockholder may be subject to penalties imposed by the IRS. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the federal income tax liability of a U.S. holder of the Company’s capital stock, if any, provided the required information is timely furnished to the IRS. The Company’s stockholders should consult their tax advisors regarding their qualification for an exemption from backup withholding, the procedures for obtaining such an exemption, and in the event backup withholding is applied, to determine if any tax credit, tax refund or other tax benefit may be obtained.

Because of the complexity of the tax laws and because the tax consequences to the Company or to any particular stockholder may be affected by matters not discussed herein, stockholders are urged to consult their own tax advisors as to the specific tax consequences to them in connection with the Reverse Split, including tax reporting requirements, the applicability and effect of foreign, U.S. federal, state and local and other applicable tax laws and the effect of any proposed changes in the tax laws.

Vote Required

The proposal to authorize the Board to effect one or more Reverse Stock Splits and to file one or more Certificates of Amendment regarding same requires the affirmative vote of a majority of the voting power of the stock present by remote communication or represented by proxy at the meeting and entitled to vote generally on the subject matter shall be the act of the stockholders. Abstentions and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the authorization of one or more Reverse Stock Splits as described in this Proposal No. 4.

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PROPOSAL NO. 5 — ADJOURNMENT OF THE SPECIAL MEETING

Purpose of Adjournment Proposal

If the Meeting is convened and a quorum is present, but there are not sufficient votes to approve one or more of the proposals or if a quorum is not present for one or more of the proposals, our proxy holders may move to continue, adjourn or postpone the Meeting at that time in order to enable our Board to solicit additional proxies.

In this proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of granting discretionary authority to the Board to adjourn the Meeting to another date, time or place for the purpose of soliciting additional proxies. If the stockholders approve this proposal, the Board could adjourn the Meeting and any adjourned session of the Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted.

If, at the Meeting, the number of shares present or represented and voting to approve the presented proposals is not sufficient to approve Proposals 1, 2, 3 or 4 or if a quorum is not present for any of the proposals, the Board currently intends to move to adjourn the Meeting to enable the Board to solicit additional proxies for the approval of any such proposal(s) or to constitute a quorum.

Any adjournment may be with respect to one or more proposals, but not necessarily all proposals, to be voted or acted upon at the Meeting and any adjournment will not delay or otherwise affect the effectiveness and validity of a vote or other action taken at the Meeting prior to adjournment.

Our Board believes that, if the number of shares of our common stock voting in favor of any of the proposals at the Meeting is insufficient to approve such proposals, it is in the best interests of our stockholders to enable us, if we so choose and for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of such proposals. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. If the Meeting is adjourned, the time and place of the adjourned Meeting will be announced at the time the adjournment is taken.

If it is necessary to adjourn the Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Meeting of the time and place to which the Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required

The affirmative vote of a majority of the voting power of shares present by remote communication or represented by proxy at the meeting, though less than a quorum is required to approve the adjournment proposal.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” approval of the adjournment proposal.

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OTHER MATTERS

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

OTHER INFORMATION

Electronic Delivery of Future Stockholder Communications

Registered stockholders can further save the Company expense by consenting to receive all future proxy statements, forms of proxy and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please access the website www.proxyvote.com when transmitting your voting instructions and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. Your choice will remain in effect unless and until you revoke it.

To revoke your decision to receive or access stockholder communications electronically, access the website www.proxyvote.com, enter your current PIN, select “Cancel my Enrollment”, and click on the Submit button. After submitting your entry, the Cancel Enrollment Confirmation screen will be displayed. This screen will show your current Enrollment Number. To confirm your enrollment cancellation, click on the Submit button. Otherwise, click on the Back button to return to the Enrollment Maintenance screen. After submitting your entry, the Cancel Enrollment Complete screen will be displayed. This screen will indicate that your enrollment has been cancelled. You may be asked to complete a brief survey to help us understand why you opted out of electronic delivery. You will be sent an e-mail message confirming the cancellation of your enrollment. No further electronic communications will be conducted for your account, and your Enrollment Number will be marked as “Inactive.” You may at any time reactivate your enrollment. You will be responsible for any fees or charges that you would typically pay for access to the Internet.

Deadline for Submission of Stockholder Proposals for the Meeting

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our Annual Meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110, Attention: Chief Executive Officer, not less than 120 calendar days before the date of the company’s proxy statement released to shareholders in connection with the previous year’s annual meeting. However, if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the company begins to print and send its proxy material.

If we are not notified of a stockholder proposal a reasonable time prior to the time we send our proxy statement for our Annual Meeting, then our Board will have discretionary authority to vote on the stockholder proposal, even though the stockholder proposal is not discussed in the proxy statement. In order to curtail any controversy as to the date on which a stockholder proposal was received by us, it is suggested that stockholder proposals be submitted by certified mail, return receipt requested, and be addressed to Banzai International, Inc., 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110 Attention: Chief Executive Officer. Notwithstanding, the foregoing shall not effectuate any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 under the Exchange Act nor grant any stockholder a right to have any nominee included in our proxy statement.

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Proxy Solicitation

The solicitation of proxies is made on behalf of the Board, and we will bear the cost of soliciting proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by our directors, officers and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile or email from record and beneficial holders of shares for the Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees and fiduciaries holding stock in their names for others or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement is being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate form of proxy and a separate notice of the Meeting are being included for each account at the shared address. Registered stockholders who share an address and would like to receive a separate copy of this Proxy Statement, or have questions regarding the householding process, may contact the Company’s transfer agent: Continental Stock Transfer & Trust Company, by calling (212) 509-4000, or by forwarding a written request addressed to Continental Stock Transfer & Trust Company, 1 State St 30th floor, New York, NY 10004. Promptly upon request, a separate copy of this Proxy Statement will be sent. By contacting Continental Stock Transfer & Trust Company, registered stockholders sharing an address can also (i) notify the Company that the registered stockholders wish to receive separate annual reports or quarterly reports to stockholders, Proxy Statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports or quarterly reports to stockholders and Proxy Statements in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks, and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our Common Stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank, or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this Proxy Statement, or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

Where You Can Find Additional Information

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, Proxy Statements, and other information with the SEC. Such reports, Proxy Statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Dean Ditto, our Chief Financial Officer, at ir@banzai.io.

22

Annex A

Form of Proxy Card

BANZAI INTERNATIONAL, INC.

NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 a.m. ET on October 16, 2026

(Record Date — September 28, 2026)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joseph Davy, as proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all the shares of stock of Banzai International, Inc. which the undersigned is entitled to vote, as specified below on this card, at the special meeting of stockholders of Banzai International, Inc. (the “Meeting”) to be held which will take place on October 16, 2026 at 10:00 a.m. ET, via the Demio link below:

https://my.demio.com/ref/bCq5aJ3r1dLGkRqp

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY, BEFORE 11:59 P.M. ET ON OCTOBER 15, 2026, IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1: To authorize, for purposes of complying with Nasdaq Listing Rule 5635(a), the issuance of shares of the Company’s Class A Common Stock, including upon the exercise of pre-funded warrants, issuable pursuant to that certain Asset Purchase Agreement, dated as of July 2, 2026, by and among the Company, Banzai CS Acquisition, Inc. and ConnectAndSell, Inc., in an amount equal to or in excess of 20% of all of the Company’s Class A Common Stock and Class B Common Stock outstanding immediately prior to the closing of the transactions contemplated by the APA (the “Asset Purchase Issuance Proposal”).

For	Against	Abstain
O	O	O

PROPOSAL 2: The approval of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to change the Company’s legal name from “Banzai International, Inc.” to “Parabolic Technologies, Inc.”

For	Against	Abstain
O	O	O

PROPOSAL 3: The approval of an amendment to the Banzai International, Inc. 2023 Equity Incentive Plan to (i) increase the number of shares of Common Stock reserved for issuance thereunder by 787,425 shares, (ii) increase the evergreen provision from 5% per year to 7.5% per year for the remaining term of the 2023 Plan, and (iii) remove the cap on the maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options.

For	Against	Abstain
O	O	O

PROPOSAL 4: The authorization of the Board of Directors, in its discretion, to effect one or more reverse stock splits of the Company’s issued and outstanding Class A common stock, par value $0.0001 per share and Class B Common Stock, par value $0.0001 per share, at an aggregate ratio of not less than 1-for-5 and not greater than 1-for-1,000, with the exact number, timing and ratio of any such reverse stock split(s) to be determined at the discretion of the Board of Directors, and to approve one or more amendments to the Company’s Second Amended and Restated Certificate of Incorporation to effect such reverse stock split(s), at any time prior to the second anniversary of the Meeting, subject to the authority of the Board of Directors to abandon any such amendment.

For	Against	Abstain
O	O	O

PROPOSAL 5: The approval of an adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of one or more of the proposals or there is not a quorum for one or more of the other proposals.

For	Against	Abstain
O	O	O

Annex A-1

Please indicate if you intend to attend this meeting ☐ YES ☐ NO

Signature of Stockholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Annex A-2

Annex B

FORM OF

CERTIFICATE OF AMENDMENT OF THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
BANZAI INTERNATIONAL, INC.

FOR REVERSE STOCK SPLIT

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

Banzai International, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

1. The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Restated Certificate”), and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The amendment amends the Restated Certificate as follows:

The following paragraph immediately after the first paragraph of Article IV, Section (A) of the Restated Certificate is hereby amended as follows:

“Upon this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), the shares of the Class A Common Stock and Class B Common Stock, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be reclassified as and combined into a smaller number of shares such that every [  ]1 shares of issued and outstanding Class A Common Stock and every [  ]2 shares of issued and outstanding Class B Common Stock immediately prior to the Effective Time are automatically combined into one (1) validly issued, fully paid and nonassessable share of Class A Common Stock and Class B Common Stock, respectively (the “Reverse Stock Split”). Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification and combination following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder) shall be rounded up to the nearest whole number.

Each stock certificate or book-entry position that, immediately prior to the Effective Time, represented shares of Class A Common Stock or Class B Common Stock, as applicable, that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Class A Common Stock or Class B Common Stock, respectively, after the Effective Time into which the shares of Class A Common Stock or Class B Common Stock formerly represented by such certificate or book-entry position shall have been reclassified and combined.”

2. This Certificate of Amendment shall be effective at ___________ Eastern Time on ____________, 20__.

IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation to be signed by its Chief Executive Officer this ____ day of ________, 20__.

Joseph Davy
Chief Executive Officer

1 Amount to be determined by the Board, but in no event shall this number be less than 5 or greater than 1,000.

2 Amount to be determined by the Board, but in no event shall this number be less than 5 or greater than 1,000.

Annex B-1

Annex C

FORM OF

CERTIFICATE OF AMENDMENT OF THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
BANZAI INTERNATIONAL, INC.
FOR NAME CHANGE

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

Banzai International, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

1. The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Restated Certificate”), and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The amendment amends the Restated Certificate as follows:

Paragraph 1 of the Restated Certificate is hereby amended and read in its entirety as follows:

“The name of this corporation is Parabolic Technologies, Inc. and the date of filing the original Certificate of Incorporation of this corporation with the Secretary of State of the State of Delaware was September 18, 2020, as amended and restated by the Amended and Restated Certificate of Incorporation of this corporation filed with the Secretary of State of the State of Delaware on December 22, 2022 (the “Amended and Restated Certificate”).”

2. This Certificate of Amendment shall be effective at ___________ Eastern Time on ____________, 20__.

IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation to be signed by its Chief Executive Officer this ____ day of ________, 20__.

Joseph Davy
Chief Executive Officer

Annex C-1

Annex D

BANZAI INTERNATIONAL, INC.

AMENDED & RESTATED

2023 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: November 13, 2023 APPROVED BY THE STOCKHOLDERS: December 13, 2023 AMENDED ON: [    ], 2026

1. GENERAL.

(a) Plan Purpose. The Company, by means of the Plan, seeks to secure, and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(b) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(c) Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.

2. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 884,149 shares of Common Stock. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on (i) January 1 of each year for a period of three years commencing on January 1, 2024 and ending on (and including) January 1, 2026, in an amount equal to five percent (5%) of the total number of shares of the Fully Diluted Common Stock determined as of the day prior to such increase and (ii) January 1 of each year for a period of seven years commencing on January 1, 2027 and ending on (and including) January 1, 2033, in an amount equal to seven and one half percent (7.5%); provided, however, that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock.

(b) Intentionally Omitted.

(c) Share Reserve Operation.

(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock); (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.

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(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.

3. ELIGIBILITY AND LIMITATIONS.

(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors, and Consultants are eligible to receive Awards.

(b) Specific Award Limitations.

(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Option holder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors, and Consultants unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A or unless such Awards otherwise comply with the requirements of Section 409A.

(c) Intentionally Omitted.

(d) Compensation Limit for Certain Directors. The aggregate value of all compensation granted or paid, as applicable, to any Director who is not also an employee of the Company, or a parent or subsidiary of the Company, for service as a Director, with respect to any period commencing on the date of the Company’s Annual Meeting of Stockholders for a particular year and ending on the day immediately prior to the date of the Company’s Annual Meeting of Stockholders for the next subsequent year (the “Annual Period”), including Awards granted and cash fees paid by the Company to such Director, will not exceed (i) $1,000,000 in total value, or (ii) in the event such Director is first appointed or elected to the Board during such Annual Period, $1,500,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 3(d) shall apply commencing with the Annual Period that begins on the Company’s first Annual Meeting of Stockholders following the Effective Date. Notwithstanding the foregoing, the limitations in this Section 3(d) shall not apply to distributions of previously deferred compensation under a deferred compensation plan maintained by the Company or compensation received by the director in his or her capacity as an executive officer or employee of, or consultant to, the Company.

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4. OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a) Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i) by cash or check, bank draft or money order payable to the Company;

(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the aggregate exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v) in any other form of consideration approved by the Board and permissible under Applicable Law.

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(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(e) Transferability. Options and SARs may not be transferred to third-party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that, except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:

(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

(f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate:

(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;

(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or

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(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)). Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 4(j) will apply to all Awards and are hereby incorporated by reference into such Award Agreements.

(k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

5. AWARDS OTHER THAN OPTIONS AND STOCK APPRECIATION RIGHTS.

(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i) Form of Award.

(1) Restricted Stock Awards: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting, dividend, and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

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(2) RSU Awards: An RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii) Consideration.

(1) Restricted Stock Awards: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past or future services to the Company or an Affiliate, or (C) any other form of consideration as the Board may determine and permissible under Applicable Law.

(2) RSU Awards: Unless otherwise determined by the Board at the time of grant, an RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and the Participant will have no further right, title or interest in the Restricted Stock Award, the shares of Common Stock subject to the Restricted Stock Award, or any consideration in respect of the Restricted Stock Award and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

(v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement, with any dividends or dividend equivalents subject to the same terms and conditions of the underlying Restricted Stock Award or RSU Award to which they relate.

(vi) Settlement of RSU Awards. An RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

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(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

(c) Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

6. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan, and (ii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding, and conclusive. Notwithstanding the foregoing, no fractional shares, or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section 6(a).

(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service; provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction except as set forth in Section 11 unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.

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(ii) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction in which the Awards are not assumed in accordance with Section 6(c)(i). With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required to comply with Section 409A of the Code.

(iii) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise. For the avoidance of doubt, if the exercise price to be payable by a holder with respect to an Option or SAR exceeds the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), such Option or SAR may be cancelled without any consideration.

(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

7. ADMINISTRATION.

(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.

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(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time: (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment;

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission, ambiguity or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective;

(iii) To settle all controversies regarding the Plan and Awards granted under it;

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest;

(v) To determine whether, when and to what extent an Award has become vested and/or exercisable and whether any performance-based vesting conditions have been satisfied;

(vi) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience;

(vii) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant;

(viii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless the affected Participant consents in writing;

(ix) To submit any amendment to the Plan for stockholder approval, to the extent required by Applicable Law;

(x) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless the affected Participant consents in writing;

(xi) To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant of any shares of Common Stock issued pursuant to an Award, including restrictions under a Trading Policy and restrictions as to the use of a specified brokerage firm for such resales;

(xii) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards;

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(xiii) To adopt, amend and rescind such rules and procedures and sub-plans as are necessary or appropriate, as may be determined by the Board, to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction); and

(xiv) To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, and to the extent permitted by Applicable Law, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Plan Administrator will thereafter be to the Committee or subcommittee, as applicable), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated. The Plan Administrator shall comply with rules and regulations applicable to it, including the rules of any exchange on which shares of Common Stock are traded, and shall have the authority and be responsible for such functions as have been assigned to it.

(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act, and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e) Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

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8. TAX WITHHOLDING.

(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, or (vi) by such other method as may be set forth in the Award Agreement.

(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

(d) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

9. MISCELLANEOUS.

(a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(b) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

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(d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award, the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(i) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

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(j) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

(m) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.

(n) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(o) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

10. COVENANTS OF THE COMPANY.

(a) Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

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11. SEVERABILITY.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

12. TERMINATION OF THE PLAN.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

13. DEFINITIONS.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.

(b) “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.

(c) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(d) “Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(e) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an RSU Award, a SAR, a Performance Award or any Other Award).

(f) “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.

(g) “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

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(h) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(i) “Cause” has the meaning ascribed to such term in any written agreement between a Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the Participant’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Participant’s failure to perform the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company; (iv) the Participant’s gross negligence, willful misconduct or insubordination with respect to the Company or any affiliate of the Company; or (v) the Participant’s material violation of any provision of any agreement(s) between the Participant and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(j) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company,

(B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the Acquiring Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the Acquiring Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

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(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (i), (ii), (iii) or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(k) “Closing” has the meaning set forth in the Merger Agreement.

(l) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(m) “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(n) “Common Stock” means the common stock of the Company.

(o) “Company” means Banzai International, Inc., a Delaware corporation.

(p) “Compensation Committee” means the Compensation Committee of the Board.

(q) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(r) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

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(s) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii) or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(t) “Director” means a member of the Board.

(u) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(v) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(w) “Effective Date” means the effective date of this Plan, which is the date of the Closing, provided that this Plan is approved by the Company’s stockholders prior to such date.

(x) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(y) “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(z) “Entity” means a corporation, partnership, limited liability company or other entity.

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(aa) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(bb)”Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(cc) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(dd)”Fully Diluted Common Stock” means the number of shares of Common Stock, determined as of the applicable time of measurement, equal to the sum of (i) the total number of shares of Common Stock issued and outstanding and (ii) the total number of shares of Common Stock subject to securities that are convertible into or exercisable for shares of Common Stock (whether vested or unvested).

(ee) “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(ff) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

(gg) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

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(hh)”Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option or SAR that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, including any action taken pursuant to Section 7(b)(xiv); (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

(ii) “Merger Agreement” means that certain Agreement and Plan of Merger and Reorganization by and among 7GC& Co. Holdings Inc., 7GC Merger Sub I, Inc., 7GC Merger Sub II, LLC and the Company, dated as of December 8, 2022.

(jj) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(kk)”Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that is not an Incentive Stock Option.

(ll) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(mm) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(nn)”Option Agreement” means a written or electronic agreement between the Company and the Option holder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided, including through electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

(oo) “Option holder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(pp)”Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) that is not an Incentive Stock Option, Nonstatutory Stock Option, SAR, Restricted Stock Award, RSU Award or Performance Award.

(qq)”Other Award Agreement” means a written or electronic agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(rr) “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ss) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

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(tt) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

(uu)”Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee whether or not listed herein.

(vv) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals at the time the Performance Goals are established and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.

(ww) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(xx) “Plan” means this Banzai International, Inc. 2023 Equity Incentive Plan, as amended from time to time.

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(yy) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day-to-day operations of the Plan and the Company’s other equity incentive programs.

(zz) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).

(aaa) “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(bbb) “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ccc) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(ddd) “RSU Award Agreement” means a written or electronic agreement between the Company and a holder of an RSU Award evidencing the terms and conditions of an RSU Award. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

(eee) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(fff) “Rule 405” means Rule 405 promulgated under the Securities Act.

(ggg) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

(hhh) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(iii) “Securities Act” means the Securities Act of 1933, as amended.

(jjj) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(kkk) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4(b).

(lll) “SAR Agreement” means a written or electronic agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.

(mmm) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(nnn) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(ooo) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

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